UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
001-00672	Rochester Gas and Electric Corporation (New York Corporation) 180 S. Clinton Avenue, 5th Floor Rochester, NY 14607 (207) 629-1190	16-0612110

333-283455-01	RG&E Storm Funding, LLC (Delaware Limited Liability Corporation) 162 Canco Rd. Portland, Maine 04103 (207) 629-1190	33-1923448

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Rochester Gas and Electric Corporation ☐

RG&E Storm Funding, LLC ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Rochester Gas and Electric Corporation ☐

RG&E Storm Funding, LLC ☐

ITEM 8.01	Other Events.

On February 6, 2025, Rochester Gas and Electric Corporation (the “Utility”) and RG&E Storm Funding, LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities, LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the underwriters party thereto, with respect to the purchase and sale of $75,300,000 of Recovery Bonds, Series 2025-A (the “Bonds”), to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement (together, the “Indenture”), each to be dated as of February 14, 2025, a form of the Indenture (including the form of the Bonds and the Series Supplement) is annexed hereto as Exhibit 4.1. The Bonds were offered pursuant to the prospectus dated February 3, 2025 (the “Prospectus”). In connection with the issuance of the Bonds, the Utility and the Issuing Entity also expect to enter into a Recovery Property Servicing Agreement, Recovery Property Purchase and Sale Agreement, and Administration Agreement, each to be dated as of February 11, 2025, the forms of which are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and the Underwriting Agreement is annexed hereto as Exhibit 1.1. The Bonds were issued pursuant to an irrevocable financing order of the State of New York Public Service Commission that was issued on December 19, 2024 and became final and not subject to further appeal on January 22, 2025.

Additionally, effective as of February 5, 2025, the Issuing Entity adopted a Limited Liability Company Agreement (the “LLC Agreement”) in connection with the issuance of the Bonds. The LLC Agreement, which is described in the Prospectus, was previously approved by the Utility, the sole member of the Issuing Entity. The description of the LLC Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is annexed hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

1.1	Underwriting Agreement among RG&E Storm Funding, LLC , Rochester Gas and Electric Corporation and J.P. Morgan Securities, LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the Underwriters party thereto, dated February 6, 2025

3.1	Limited Liability Company Agreement of RG&E Storm Funding, LLC , dated as of February 5, 2025

4.1	Form of Indenture between RG&E Storm Funding, LLC and U.S. Bank Trust Company, National Association, to be dated as of February 14, 2025

10.1	Form of Recovery Property Servicing Agreement between RG&E Storm Funding, LLC and Rochester Gas and Electric Corporation, as Servicer, to be dated as of February 14, 2025

10.2	Form of Recovery Property Purchase and Sale Agreement between RG&E Storm Funding, LLC and Rochester Gas and Electric Corporation, as Seller, to be dated as of February 14, 2025

10.3	Form of Administration Agreement between RG&E Storm Funding, LLC and Rochester Gas and Electric Corporation, as Administrator, to be dated as of February 14, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCHESTER GAS AND ELECTRIC CORPORATION
(Registrant)

By:	/s/ Patricia Nilsen
Name:	Patricia Nilsen
Title:	President and Chief Executive Officer

RG&E STORM FUNDING, LLC
(Registrant)

By:	/s/ Michael G. Panichi
Name:	Michael G. Panichi
Title:	President and Treasurer

Date: February 10, 2025